UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT (Date of earliest event reported): October 25, 2007

Commission File Number	Exact Name of Registrant as Specified in Charter, State of Incorporation, Address of Principal Executive Office and Telephone Number	IRS Employer Identification Number

1-16305	PUGET ENERGY, INC. A Washington Corporation 10885 – N.E. 4th Street, Suite 1200 Bellevue, Washington 98004-5591 (425) 454-6363	91-1969407

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[X]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

STOCK PURCHASE AGREEMENT

Puget Energy, Inc. (“Puget Energy”), a Washington corporation, has entered into a Stock Purchase Agreement, dated as of October 25, 2007 (the “Agreement”), with Macquarie Infrastructure Partners A, L.P., Macquarie Infrastructure Partners International, L.P., Macquarie Infrastructure Partners Canada, L.P. Padua MG Holdings, Inc., Macquarie FSS Infrastructure Trust, CPP Investment Board (USRE II) Inc., Padua Investment Trust, PIP2PX (PAD) Ltd, and PIP2GV (PAD) Ltd (collectively, the “Purchasers”) pursuant to which the Purchasers will severally acquire, and Puget Energy will issue to the Purchasers, 12,500,000 shares of Puget Energy common stock, par value $0.01 per share. The Purchasers will pay $23.67 per share so issued.  Puget Energy intends to use the proceeds from this issuance to invest in its wholly owned subsidiary, Puget Sound Energy, Inc., for capital expenditures, debt redemption and working capital.

Each Purchaser is a member of Padua Holdings LLC, a Delaware limited liability company (“Padua”). Concurrent with the execution of the Agreement, Puget Energy entered into an Agreement and Plan of Merger with Padua, Padua Intermediate Holdings, Inc. and Padua Merger Sub, Inc. (the “Merger Agreement”).  The Agreement and Merger Agreement are separate transactions that include, among other things, different conditions to each party’s obligation to close the transaction and different termination rights.

The consummation of the sale of securities to the Purchasers pursuant to the Agreement is subject to the satisfaction of customary closing conditions.  The Agreement also contains representations, warranties and covenants of Puget Energy and the Purchasers including, among others, covenants imposing confidentiality and standstill obligations on the Purchasers, covenants imposing restrictions of the Purchasers’ rights to transfer and vote the acquired shares during the pendency of the Merger Agreement and indemnification obligations on the part of each party with respect to certain liabilities of the other party incurred in connection with the transaction; provided that Puget Energy will not be required to make any payments under this indemnification obligation unless and until the Merger Agreement is terminated. In addition, Puget Energy has granted the Purchasers registration rights with respect to the acquired shares following any termination of the Merger Agreement.

The Agreement may be terminated (i) by the Purchasers if the closing has not occurred and the Merger Agreement is terminated for any reason or by Puget Energy if the closing has not occurred and the Merger Agreement is terminated due to Parent’s breach thereof, and (ii) by either Puget Energy or the Purchasers who have agreed to purchase 90% of the shares under the Agreement if the closing under the Agreement has not occurred on or prior to January 31, 2008, subject to a two month extension under certain circumstances.

The foregoing description of the Agreement is only a summary and does not purport to be complete.  A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

Certain statements in this report regarding the proposed transaction between Puget Energy and the Purchasers constitute “forward−looking statements” under the federal securities laws. These forward looking statements are subject to a number of substantial risks and uncertainties and may be identified by the words “will,” “anticipate,” “believe,” “expect,” “may” or “intend” or similar expressions. Actual results could differ materially from these forward−looking statements. Factors that might cause or contribute to such material differences include, but are not limited to, the possibility that the purchase of shares under the Agreement will not close or that the closing will be delayed, the ability of Puget Energy and the Purchasers to obtain clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and other events and factors disclosed previously and from time to time in Puget Energy’s filings with the Securities and Exchange Commission (“SEC”), including Puget Energy’s Annual Report on Form 10−K for the year ended December 31, 2006. Puget Energy disclaims any obligation to update any forward−looking statements after the date of this Current Report. You should not place undue reliance on any forward−looking statements contained herein. Except as expressly required by the federal securities laws, Puget Energy undertakes no obligation to update such factors or to publicly announce the results of any of the forward−looking statements contained herein to reflect future events, developments, changed circumstances or for any other reason.

ADDITIONAL INFORMATION ABOUT THE MERGER TRANSACTION

The transactions contemplated under the Agreement do not require the approval of Puget Energy’s shareholders; however, in connection with the separate transaction proposed under the Merger Agreement, Puget Energy will file a proxy statement with the SEC. Before making any voting or investment decision on the proposed merger transaction, investors and security holders of Puget Energy are urged to carefully read the entire proxy statement, when it becomes available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the merger transaction. A definitive proxy statement will be sent to the shareholders of Puget Energy in connection with the proposed merger transaction. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Puget Energy at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from Puget Energy by directing such request to Puget Energy, 10885 NE 4th Street, Suite 1200 Bellevue, Washington 98004, Attention: Sue Gladfelter.

PARTICIPANTS IN THE SOLICITATION RELATING TO THE MERGER TRANSACTION

Puget Energy, its directors, executive officers and other members of its management, employees, and certain other persons may be deemed to be participants in the solicitation of proxies from Puget Energy shareholders in connection with the transaction proposed under the Merger Agreement. Information about the interests of Puget Energy’s participants in the solicitation is set forth in Puget Energy’s proxy statements and Annual Reports on Form 10-K, previously filed with the SEC and in the proxy statement relating to the transaction when it becomes available.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c) EXHIBITS.

10.1	Stock Purchase Agreement, dated October 25, 2007, by and among Puget Energy, Inc. and the Purchasers named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

By: /s/ Jennifer L. O’Connor
Dated: October 29, 2007	Jennifer L. O’Connor Senior Vice President, General Counsel, Chief Ethics and Compliance Officer, and Corporate Secretary

EXHIBIT INDEX

EXHIBIT                      DESCRIPTION
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10.1	Stock Purchase Agreement, dated as of October 25, 2007 by and among Puget Energy, Inc. and the Purchasers named therein.